UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Allspring Utilities and High Income Fund

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31

Date of reporting period: August 31, 2025

ITEM 1. REPORT TO STOCKHOLDERS

Allspring Utilities and High Income Fund (ERH)
Annual Report
August 31, 2025

Managed Distribution Plan
 Pursuant to an exemptive order issued by the Securities and Exchange Commission (“Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s
Board of Trustees approved a Managed Distribution Plan (“MDP”) for the Fund pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

 The Fund’s Board has adopted a managed distribution plan for the Fund at an annual minimum fixed rate of 8% based on the Fund’s average monthly NAV per share over the prior 12 months. The Fund makes distributions monthly. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Board and the Board may amend or terminate the
MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

 The Fund may distribute more than its income and net realized capital gains and, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

 With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions reported in the notice and press release are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Notice to Shareholders
 On November 14, 2024, the Fund announced a renewal of its open-market share repurchase program (the “Buyback
Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2025 and ending on December 31, 2025. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback
Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the
Fund and subject to applicable legal limitations.

The views expressed and any forward-looking statements are as of August 31, 2025, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Utilities and High Income Fund | 1

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.
Strategy summary
The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund will allocate approximately 70% of its total assets to a sleeve that places a focus on common, preferred and convertible preferred stocks of utility companies and approximately 30% of its total assets to a sleeve of U.S. dollar denominated below investment grade (high yield) debt.

Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kent Newcomb, CFA, Michael J. Schueller, CFA, Andy Smith, CFA

Average annual total returns (%) as of August 31, 2025[1]

	1 year	5 year	10 year
Based on market value	20.97	6.52	8.76
Based on net asset value (NAV)	15.64	9.37	8.06
ERH Blended Index[2]	12.24	9.31	9.42
Russell 3000® Index[3]	15.84	14.11	13.98
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s expense ratio for the year ended August 31, 2025, was 2.43% which includes 1.44% of interest expense.

[1]
Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]
Source:  Allspring Funds Management, LLC. The ERH Blended Index is weighted 70% in the S&P 500 Utilities Index and 30% in the ICE BofA U.S. High Yield Constrained
Index. Effective October 15, 2019, the ERH Blended Index changed the high yield component of the index from the ICE BofA U.S. High Yield Index with the ICE BofA
U.S. High Yield Constrained Index in order to better match the Fund’s investment strategy. Copyright 2025. ICE Data Indices, LLC. All rights reserved. You cannot invest directly in an index.

[3]
The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2 | Allspring Utilities and High Income Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2025[1]

[1]
The chart compares the performance of the Fund for the most recent ten years with the ERH Blended Index and Russell 3000® Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]

[1]
This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common shares. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Allspring Utilities and High Income Fund | 3

Performance highlights (unaudited)
Risk summary
Shares of this closed-end fund are only available for purchase and sale at the current market price on the stock exchange on which it is listed. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation due to adverse developments within that industry or sector. The Fund is also subject to risks associated with any concentration of its investments in the utility sector. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track.
More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page 8.

4 | Allspring Utilities and High Income Fund

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Overview
The Fund’s return based on market value was 20.97% for the 12-month period that ended August 31, 2025. During the same period, the Fund’s return based on net asset value was 15.64%. The ERH Blended Index returned 12.24% over the same period, so the Fund outperformed the index for the period.
Utilities trailed the S&P 500 Index* but still produced solid performance and remain well positioned in case the economy slows.
The Fund’s equity sleeve benchmark, the S&P 500 Utilities Index,** increased nearly 14% for the period, underperforming the S&P 500 Index by approximately 2%. Despite solid returns, utilities modestly trailed the market as investors continued to favor more growth-oriented stocks. Forecasts for electricity demand continue to rise, driven in part by rapid growth in data centers that require massive quantities of electricity. This has broadly attracted investors to the sector. Calendar year to date utilities have modestly outperformed the broader market year to date as market sentiment may reflect potentially weaker economic growth and Federal Reserve (Fed) interest rate cuts.
The equity sleeve managers added to the position in Vistra Corporation (VST), an independent (unregulated) power producer. We believe VST stands to benefit from the projected increase in demand for electricity along with higher power prices. The managers sold a position in The AES Corporation, which also produces unregulated power, specializing in renewable energy. The renewable power industry faces uncertainties related to the applicability of tax credits and the current administration’s efforts to favor fossil fuels. The managers also sold the position in PG&E Corporation (PCG), which continues to languish after January’s devastating California wildfires, which were not in its service territory. The Fund did not own NRG Energy, Incorporated (NRG), an index stock that outperformed and was the largest detractor from relative performance. The Fund benefited from not owning another index component, Edison International. This California utility operates in a state with significant wildfire risk.
The equity sleeve outlook calls for accelerating yet consistent growth.
The equity sleeve managers continue to see a clear path for consistent growth in utility earnings and dividends. They also expect additional positive long-term earnings revisions as companies continue to identify incremental investment opportunities. This, combined with dividend yields for the sector that exceed the broader market, could provide investors with solid total return potential and below-average volatility. They also consider utilities an important source of downside risk protection within a broader equity portfolio. On a price/earnings basis, the S&P 500 Utilities Index recently traded at nearly a 20% discount to the S&P 500 Index versus a 15-year average premium of about 6%.

Ten largest holdings (%) as of August 31, 2025[1]
NextEra Energy, Inc.	12.22
Constellation Energy Corp.	8.10
Southern Co.	5.95
Vistra Corp.	5.51
Duke Energy Corp.	4.85
Atmos Energy Corp.	4.24
American Electric Power Co., Inc.	4.18
DTE Energy Co.	4.09
Entergy Corp.	4.01
Public Service Enterprise Group, Inc.	3.71

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.

Sector allocation as of August 31, 2025[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
U.S. high yield bonds benefited from a strong backdrop and lower-quality issues rallying.
U.S. high yield market returns for the one-year period that ended August 31, 2025, were above 8%, with lower-quality tiers (CCC-rated bonds) outperforming higher-quality (BB/B) in a strong risk rally. Treasury yields were volatile throughout the 12-month period. After peaking in January 2025, yields fell as U.S. economic, trade, and immigration policy uncertainty rose. The Fed cut rates a total of 100 basis points (bps; 100 bps equal 1.00%) early in the period before holding rates steady throughout
*
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
**
The S&P 500 Utilities Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.

Allspring Utilities and High Income Fund | 5

Performance highlights (unaudited)
2025. The period ended with markets pricing in two additional cuts to the federal funds rate by the end of 2025. Credit spreads narrowed and remained subdued for much of the period, near the tightest levels of the past 20 years for many credit sectors.
Security selection has been the focus of portfolio changes and our efforts to outperform the benchmark. The high-income sleeve managers focused on companies and sectors that they believe can keep pace with inflation, generate consistent earnings growth, and are prudently financed to weather the pressures of higher costs of borrowing and an unclear picture of U.S. economic growth.
The high yield sleeve ended roughly neutral to the benchmark in quality allocations, with slight underweights to BBs and Bs with an out-of-benchmark allocation to (investment grade) BBBs. Overweight allocations to energy, electric utilities, banking, finance companies, and technology were offset by underweights to the basic industry, capital goods, communications, and consumer sectors. The high yield sleeve outperformed its benchmark for the period. However, the allocation to BBB-rated (higher quality) bonds detracted in a strong market for higher yield investments.
Credit quality as of August 31, 2025[1]

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Security selection contributed to performance.
Names contributing to overall performance during the period included Bausch Health, The Michaels Company,* DISH Network, Frontier
Communications, Scripps, and Level 3 Financing. Names detracting included Saks Global Enterprise, ModivCare, Hubbard Broadcasting, Staples,* and Braskem.
Sector allocation detracted slightly from benchmark-relative performance.
Overweights to underperforming sectors during the period detracted from performance, including energy, electric utilities, and information technology. Holding cash detracted in a strong high yield environment. Contributing were overweights to outperforming sectors, including finance companies and real estate investment trusts, as well as underweights to underperforming sectors such as basic industry and capital goods.
Geographic allocation as of August 31, 2025[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
The high yield outlook is positive.
Fundamentals remain strong, with stable credit metrics; default rates near historical lows; and healthy year-over-year revenue and earnings before interest, taxes, depreciation, and amortization growth, though quarterly slowing warrants attention. The macroeconomic backdrop is supportive, with expected Fed rate cuts, resilient corporate profits, and artificial intelligence–driven spending offsetting tariff concerns, despite some risks to sentiment. Technicals are robust, driven by strong inflows into high yield and loan funds, limited net new issuance, and balanced ratings actions. Demand continues to outpace supply in the primary market, reinforcing bullish sentiment and tightening spreads. Valuations are rich, especially for higher-quality credits, with spreads at or near historic tights, and slowing growth quarter over quarter warrants attention.
Leverage had a positive impact.
The Fund’s use of leverage through bank borrowings had a positive impact on the NAV total return performance during this reporting period. As of August 31, 2025, the Fund had 20.72% leverage as a percent of total assets.
Fund distributions
Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a managed distribution plan pursuant to which the Fund makes monthly cash distributions to common shareholders. The Fund’s managed distribution plan had no effect on the Fund’s investment strategy during the year ended August 31, 2025 and is not expected to have such an effect in future
*
This security was no longer held at the end of the reporting period.

6 | Allspring Utilities and High Income Fund

Performance highlights (unaudited)
periods. If distributions exceed Fund returns, they will cause its NAV per share to erode. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of its managed distribution plan. For the year ended August 31, 2025, the Fund’s total distributions were $0.89 per share. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and non dividend distributions, also known as return of capital distributions. The federal income tax character of distributions is determined after the end of the calendar year and reported to shareholders on Form 1099-DIV.

Allspring Utilities and High Income Fund | 7

Objective, strategies and risks
Objective, strategies and risks
Investment objective
The Fund seeks a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income. The Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.
Principal investment strategies
The Fund allocates its assets between two separate investment strategies, or sleeves.
Equity sleeve. Under normal market conditions, the Fund allocates approximately 70% of its total assets to an investment strategy that focuses on common, preferred and convertible preferred stocks of utility companies (“equity sleeve”). Utility companies may include, for example, companies that provide basic services such as water, sewage, and the transmission, generation and distribution of electricity and transmission and distribution of natural gas. The Fund may invest this portion of assets in companies across all market capitalizations.
We focus on dividend-paying companies that we expect to pay and increase dividends consistently. Our process applies a rigorous analytical methodology to all of our investment decisions, which might include the following analyses of a company and its stock:  cash flow analysis, debt levels, discipline of company management, relative and absolute valuation levels and dividend yield. In selecting companies, we begin with a screen of a broad universe of equity securities that looks first, but not exclusively, at dividend yield, dividend growth potential, and market capitalization. In addition, a review of company fundamentals, such as valuation, earnings growth, and financial condition, helps the portfolio managers focus on companies with dividends that appear reasonably sustainable with potential for moderate dividend growth. We seek to provide tax-advantaged income by investing in securities that offer qualified dividends and attempt to maintain a low portfolio turnover in order to moderate realized capital gains.
We regularly review the investments of the equity sleeve and may sell a holding when there is deterioration in the underlying fundamentals of the business, dividend growth is no longer expected or there is the possibility of a dividend cut, the stock price reflects full or overvaluation, it has achieved its valuation target or we have identified a more attractive investment opportunity.
Material Changes During the fiscal year ended August 31, 2025:  There were no material changes to the equity sleeve during the fiscal year ended August 31, 2025.
High Yield Bond Sleeve. Under normal market conditions, the Fund allocates approximately 30% of its total assets to an investment strategy that focuses on U.S. dollar-denominated below investment-grade bonds, debentures, and other income obligations (often called “high yield” securities or “junk bonds”). We may invest in below investment-grade debt securities of any credit quality. This portion of the Fund invests in high yield securities rated between and including B3 and Ba1 by Moody’s or B- and BB+ by S&P or, if unrated, that are deemed by us to be of comparable quality at the time of purchase. This portion of the Fund’s portfolio targets securities with a minimum rating of B to BB at the time of purchase and attempts to maintain a weighted average credit quality with respect to the high yield securities of B to BB. This portion of the Fund will not purchase high yield securities with a rating of CCC or below, although the Fund may hold such securities as a result of a downgrade in ratings subsequent to their purchase. No more than 10% of this portion of the Fund’s assets may be invested in securities that are rated CCC or below or are unrated.
Securities in the Fund’s high yield bond sleeve may be issued by domestic or foreign issuers (including foreign governments) and may include securities of emerging market issuers. The Fund may invest in non-investment-grade securities of any credit quality at the time of purchase.
For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating chosen by the portfolio managers as most representative of the security’s credit quality. The Fund’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The Fund’s weighted average duration range for high yield U.S. debt securities is six years or less.
The Fund’s high yield sleeve is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic and issuer specific factors in selecting the high yield portfolio. In assessing the appropriate maturity and duration for the Fund’s high yield sleeve and the credit quality parameters and weighting objectives for each sector and industry in this portion of the Fund’s portfolio, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity, rating, sector and issuer diversification. We also employ due

8 | Allspring Utilities and High Income Fund

Objective, strategies and risks
diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.
The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.
In making decisions for the high yield sleeve, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of this portion of this portfolio. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.
In other than normal market conditions, when changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the high yield bond sleeve may purchase higher rated U.S. debt instruments if we believe that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.
We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.
Material Changes During the fiscal year ended August 31, 2025:There were no material changes to the high yield sleeve during the fiscal year ended August 31, 2025.
The Fund’s Overall Portfolio. We monitor the weighting of each investment strategy within the Fund’s portfolio on an ongoing basis and rebalance the Fund’s assets when we determine that such a rebalancing is necessary to align the portfolio in accordance with the investment strategies described above. From time to time, we may make adjustments to the weighting of each investment strategy. Such adjustments would be based on our review and consideration of the expected returns for each investment strategy and would factor in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions which support changing investment opportunities.
The Fund may invest up to 25% of its total assets in foreign securities.
The investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.
Other investment techniques and strategies
Foreign Currency Transactions. The Fund may engage in foreign currency transactions for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Loans. The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The Fund may invest up to 10% of its total assets in corporate loans. The loans in which the Fund invests primarily consist of direct obligations of a borrower. The Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.
Structured Securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (“Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at

Allspring Utilities and High Income Fund | 9

Objective, strategies and risks
maturity and, therefore, may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.
U.S. Government Securities. The Fund may invest in U.S. government securities, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rate and also include mortgage-backed securities.
Other Investment Companies. The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
Defensive and Temporary Investments. Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by us to be consistent with a defensive posture, or may hold cash. To the extent the Fund implements defensive strategies, it may be unable to achieve its investment objective.
Derivatives. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “derivatives.” The Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may invest up to 10% of its total assets in futures and options on securities and indices and in other derivatives. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction. The Fund generally does not anticipate using derivatives for non-hedging purposes, but in the event we use derivatives for non-hedging purposes, no more than 10% of the Fund’s total assets will be committed to initial margin for derivatives for such purposes.
Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.
Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.
Leverage. The Fund may borrow money from banks or financial institutions. Although it has no current intention to do so, the Fund also reserves the flexibility to issue preferred shares and debt securities for leveraging purposes. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund’s holdings. The Fund will not borrow or issue preferred shares if, immediately after such borrowing or issuance, total leverage for the Fund exceeds 38% of the Fund’s total assets. The Fund may also borrow through reverse repurchase agreements (up to 20% of its total assets). Reverse repurchase agreements involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. When the Fund leverages its assets, the fees paid to us for investment advisory and management services will be higher than if the Fund did not leverage because our fees are calculated based on the Fund’s total assets including the proceeds of the issuance of preferred shares or any other amounts representing leverage. Consequently, the Fund’s investment adviser may have differing interests than the Fund in determining whether to leverage the Fund’s assets. The Board of Trustees monitors this potential conflict.
Principal risks
An investment in the Fund may lose money, is not a deposit of a bank, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.

10 | Allspring Utilities and High Income Fund

Objective, strategies and risks
Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, inflation, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Investing in equity securities poses risks specific to an issuer, as well as to the particular type of company issuing the equity securities. For example, investing in the equity securities of small- or mid-capitalization companies can involve greater risk than is customarily associated with investing in stocks of larger, more-established companies. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments. Negative news or a poor outlook for a particular industry or sector can cause the share prices of securities of companies in that industry or sector to decline. This risk may be heightened for a Fund that invests a substantial portion of its assets in a particular industry or sector.
Utility Securities Risk. Investments in utility sectors include the unique risks associated with decreases in the demand for utility company products and services, increased competition resulting from deregulation, and rising energy costs, among others. Such developments also could cause utility companies such as water, gas and electric companies, to reduce the dividends they pay on their stock, potentially decreasing the dividends you receive from the Fund. Water, gas and electric companies typically borrow heavily to support continuing operations. Increases in interest rates could increase these utility companies’ borrowing costs, which could adversely impact their financial results and stock price, and ultimately the value of and total return on your Fund shares.
Industry Concentration Risk. A Fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. The credit quality of a debt security may deteriorate rapidly and cause significant deterioration in the Fund’s net asset value. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Some debt securities give the issuers the option to call, redeem or prepay the securities before their maturity dates. If an issuer calls, redeems or prepays a debt security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Changes in market conditions and government policies may lead to periods of heightened volatility in the debt securities market, reduced liquidity Fund investments and an increase in Fund redemptions.
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are considered speculative and have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.
Leverage Risk. The use of leverage through the issuance of preferred shares and/or debt securities, or from borrowing money, may result in certain risks to the Fund. Leveraging is a speculative technique, and there are special risks involved, including the risk that downside outcomes for common shareholders are magnified as a result of losses and declines in value of portfolio securities purchased with borrowed money. In addition, the costs of the financial leverage may exceed the income from investments made with such leverage, interest rates or dividends payable on the financial leverage may affect the yield and distributions to the common shareholders, and the net asset value and market value of common shares may be more volatile than if the Fund had not been leveraged. The use of leverage may cause the Fund to have to liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that any leveraging strategies will be successful.
Certain transactions, such as derivatives, also may give rise to a form of economic leverage. Because many derivatives have a leverage component (i.e.,

Allspring Utilities and High Income Fund | 11

Objective, strategies and risks
a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.
Anti-takeover Provisions Risk. The Fund’s Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and supermajority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.
Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). There can be no assurance that the discount will decrease. It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will trade at a premium, will continue to trade at a premium or that the premium will not decrease over time. The Fund’s shares are designed primarily for long-term investors, and the Fund should not be viewed as a vehicle for short-term trading purposes.
Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. A Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund’s return.
Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or reference rates, as well as the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or reference rates, and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Foreign Currency Risk. The Fund may invest in non-dollar-denominated investments. The Fund may be limited in its ability to hedge the value of its non-dollar denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the Fund’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund’s assets. These declines will in turn affect the Fund’s income and net asset value.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks, such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.
Growth/Value Investing Risk. Securities that exhibit certain characteristics, such as growth characteristics or value characteristics, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities that exhibit different characteristics.
Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities may increase or decrease, at times rapidly and unexpectedly. Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.

12 | Allspring Utilities and High Income Fund

Objective, strategies and risks
Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, a Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Market Capitalization Risk. The Fund may invest the portion of its assets invested in utility securities in securities of companies of all market capitalizations. Stocks fall into three broad market capitalization categories—large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups or greater dependence on a few key employees, and a more limited trading market for their stocks as compared to larger capitalization companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns or their value may fluctuate more sharply than other securities.
Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.
Preferred Stock Risk. The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Allspring Utilities and High Income Fund | 13

Portfolio of investments—August 31, 2025
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Asset-backed securities: 0.15%
Frontier Issuer LLC Series 2024-1 Class C144A	11.16%	6-20-2054	$49,395	$55,645
Uniti Fiber ABS Issuer LLC Series 2025-1A Class B144A	6.37	4-20-2055	105,000	108,172
Total asset-backed securities (Cost $154,968)				163,817

	Shares
Common stocks: 88.57%
Communication services: 0.00%
Diversified telecommunication services: 0.00%
Intelsat Emergence SA♦†	9	0
Media: 0.00%
SES SA†	9	111
Energy: 0.39%
Oil, gas & consumable fuels: 0.39%
Enviva, Inc.†	26,595	438,818
Utilities: 88.17%
Electric utilities: 50.03%
Alliant Energy Corp.	45,424	2,955,740
American Electric Power Co., Inc.	42,859	4,758,206
Constellation Energy Corp.	29,931	9,218,149
Duke Energy Corp.	45,097	5,523,932
Entergy Corp.	51,740	4,557,777
Eversource Energy	21,045	1,348,353
Exelon Corp.	85,824	3,748,792
FirstEnergy Corp.	41,467	1,808,791
NextEra Energy, Inc.	193,001	13,905,722
Southern Co.	73,408	6,775,558
Xcel Energy, Inc.	32,206	2,331,392
		56,932,412
Gas utilities: 4.24%
Atmos Energy Corp.	29,092	4,833,054
Independent power and renewable electricity producers: 5.51%
Vistra Corp.	33,148	6,268,619
Multi-utilities: 25.61%
Ameren Corp.	36,180	3,610,040
CenterPoint Energy, Inc.	90,987	3,431,120
CMS Energy Corp.	56,666	4,055,586
Dominion Energy, Inc.	32,328	1,936,447
DTE Energy Co.	34,018	4,648,560
Public Service Enterprise Group, Inc.	51,310	4,224,352
Sempra	50,922	4,204,120
WEC Energy Group, Inc.	28,511	3,036,707
		29,146,932
The accompanying notes are an integral part of these financial statements.
14 | Allspring Utilities and High Income Fund

Portfolio of investments—August 31, 2025

	Shares	Value
Water utilities: 2.78%
American Water Works Co., Inc.	22,022	$3,160,377
Investment Companies: 0.01%
Resolute Topco, Inc.‡†	2,068	12,408
Total common stocks (Cost $67,558,988)		100,792,731

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 27.97%
Basic materials: 0.67%
Chemicals: 0.49%
Celanese U.S. Holdings LLC	6.50%	4-15-2030	$185,000	186,669
Chemours Co.144A	8.00	1-15-2033	190,000	185,861
SCIH Salt Holdings, Inc.144A	6.63	5-1-2029	185,000	185,744
				558,274
Iron/steel: 0.18%
Cleveland-Cliffs, Inc.144A	7.00	3-15-2032	200,000	198,829
Communications: 4.10%
Advertising: 0.51%
Clear Channel Outdoor Holdings, Inc.144A	7.13	2-15-2031	255,000	259,023
Clear Channel Outdoor Holdings, Inc.144A	7.50	3-15-2033	15,000	15,268
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	4.63	3-15-2030	135,000	128,822
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	7.38	2-15-2031	170,000	179,388
				582,501
Internet: 0.49%
Arches Buyer, Inc.144A	4.25	6-1-2028	75,000	72,942
Arches Buyer, Inc.144A	6.13	12-1-2028	110,000	106,664
Cablevision Lightpath LLC144A	5.63	9-15-2028	130,000	128,827
Match Group Holdings II LLC144A	5.63	2-15-2029	130,000	130,117
Match Group Holdings II LLC144A	6.13	9-15-2033	115,000	116,265
				554,815
Media: 1.98%
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.25	1-15-2034	345,000	299,556
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.50	8-15-2030	450,000	425,952
CCO Holdings LLC/CCO Holdings Capital Corp.	4.50	5-1-2032	75,000	68,584
CCO Holdings LLC/CCO Holdings Capital Corp.144A	5.38	6-1-2029	85,000	84,340
CSC Holdings LLC144A	3.38	2-15-2031	150,000	95,940
CSC Holdings LLC144A	5.50	4-15-2027	185,000	177,917
CSC Holdings LLC144A	5.75	1-15-2030	90,000	42,289
CSC Holdings LLC144A	11.25	5-15-2028	120,000	119,930
DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc.144A	5.88	8-15-2027	35,000	34,825
DISH DBS Corp.144A	5.75	12-1-2028	90,000	84,691
DISH Network Corp.144A	11.75	11-15-2027	295,000	311,894
Gray Media, Inc.144A	9.63	7-15-2032	125,000	125,639
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 15

Portfolio of investments—August 31, 2025

	Interest rate	Maturity date	Principal	Value
Media(continued)
Paramount Global (3 Month LIBOR+3.90%)±	6.25%	2-28-2057	$140,000	$136,282
Sirius XM Radio LLC144A	4.13	7-1-2030	260,000	241,750
				2,249,589
Telecommunications: 1.12%
CommScope LLC144A	8.25	3-1-2027	150,000	151,799
EchoStar Corp. (PIK at 6.75%)¥	6.75	11-30-2030	451,149	445,090
Level 3 Financing, Inc.144A	3.63	1-15-2029	130,000	110,500
Level 3 Financing, Inc.144A	3.88	10-15-2030	140,000	119,000
Level 3 Financing, Inc.144A	6.88	6-30-2033	135,000	136,212
Lumen Technologies, Inc.144A	10.00	10-15-2032	138,125	139,907
Windstream Services LLC/Windstream Escrow Finance Corp.144A	8.25	10-1-2031	165,000	171,629
				1,274,137
Consumer, cyclical: 4.67%
Apparel: 0.11%
Beach Acquisition Bidco LLC (PIK at 10.75%)144A¥	10.00	7-15-2033	120,000	127,375
Auto manufacturers: 0.04%
Nissan Motor Acceptance Co. LLC144A	7.05	9-15-2028	40,000	41,385
Auto parts & equipment: 0.39%
Adient Global Holdings Ltd.144A	7.50	2-15-2033	125,000	130,168
American Axle & Manufacturing, Inc.	5.00	10-1-2029	110,000	103,834
Cooper Tire & Rubber Co. LLC	7.63	3-15-2027	107,000	109,138
ZF North America Capital, Inc.144A	6.88	4-23-2032	105,000	100,690
				443,830
Distribution/wholesale: 0.04%
RB Global Holdings, Inc.144A	7.75	3-15-2031	40,000	41,976
Entertainment: 1.23%
CCM Merger, Inc.144A	6.38	5-1-2026	430,000	430,411
Churchill Downs, Inc.144A	6.75	5-1-2031	170,000	174,722
Cinemark USA, Inc.144A	7.00	8-1-2032	300,000	310,826
Six Flags Entertainment Corp.144A	7.25	5-15-2031	40,000	40,192
Six Flags Entertainment Corp./Six Flags Theme Parks, Inc./Canada’s Wonderland Co.144A	6.63	5-1-2032	220,000	223,575
WarnerMedia Holdings, Inc.	5.05	3-15-2042	150,000	101,062
WarnerMedia Holdings, Inc. Series WI	4.05	3-15-2029	130,000	123,500
				1,404,288
Home builders: 0.26%
Ashton Woods USA LLC/Ashton Woods Finance Co.144A	6.88	8-1-2033	145,000	145,284
LGI Homes, Inc.144A	8.75	12-15-2028	150,000	157,122
				302,406
Home furnishings: 0.11%
Whirlpool Corp.	6.13	6-15-2030	125,000	126,389
The accompanying notes are an integral part of these financial statements.
16 | Allspring Utilities and High Income Fund

Portfolio of investments—August 31, 2025

	Interest rate	Maturity date	Principal	Value
Housewares: 0.24%
Newell Brands, Inc.	6.38%	5-15-2030	$125,000	$123,279
Newell Brands, Inc.144A	8.50	6-1-2028	140,000	147,801
				271,080
Leisure time: 0.47%
NCL Corp. Ltd.144A	6.75	2-1-2032	80,000	82,505
NCL Corp. Ltd.144A	7.75	2-15-2029	50,000	53,410
Sabre Global, Inc.144A	10.75	11-15-2029	200,000	193,348
Sabre Global, Inc.144A	11.13	7-15-2030	35,000	34,304
Viking Cruises Ltd.144A	5.88	9-15-2027	45,000	44,940
Viking Cruises Ltd.144A	7.00	2-15-2029	125,000	125,852
				534,359
Lodging: 0.24%
Genting New York LLC/GENNY Capital, Inc.144A	7.25	10-1-2029	140,000	145,385
Hilton Domestic Operating Co., Inc.144A	6.13	4-1-2032	125,000	128,382
				273,767
Retail: 1.54%
Advance Auto Parts, Inc.144A	7.38	8-1-2033	130,000	133,250
Carvana Co.144A	9.00	6-1-2030	295,000	308,583
FirstCash, Inc.144A	4.63	9-1-2028	90,000	88,370
FirstCash, Inc.144A	6.88	3-1-2032	235,000	243,856
Group 1 Automotive, Inc.144A	6.38	1-15-2030	105,000	107,585
Macy’s Retail Holdings LLC144A	6.13	3-15-2032	125,000	122,006
PetSmart LLC/PetSmart Finance Corp.144A	7.50	9-15-2032	110,000	108,858
PetSmart LLC/PetSmart Finance Corp.144A	10.00	9-15-2033	110,000	107,750
QXO Building Products, Inc.144A	6.75	4-30-2032	120,000	123,937
Saks Global Enterprises LLC144A	11.00	12-15-2029	131,250	44,515
Sally Holdings LLC/Sally Capital, Inc.	6.75	3-1-2032	100,000	103,749
SGUS LLC144A	11.00	12-15-2029	56,477	49,642
Sonic Automotive, Inc.144A	4.63	11-15-2029	65,000	63,187
Sonic Automotive, Inc.144A	4.88	11-15-2031	155,000	148,025
				1,753,313
Consumer, non-cyclical: 4.13%
Commercial services: 1.48%
Allied Universal Holdco LLC144A	7.88	2-15-2031	140,000	147,123
Block, Inc.	6.50	5-15-2032	190,000	196,865
CoreCivic, Inc.	8.25	4-15-2029	315,000	333,386
GEO Group, Inc.	8.63	4-15-2029	200,000	211,508
GEO Group, Inc.	10.25	4-15-2031	180,000	198,427
Herc Holdings, Inc.144A	7.00	6-15-2030	185,000	192,539
Hertz Corp.144A	12.63	7-15-2029	40,000	41,568
Sotheby’s/BidFair Holdings, Inc.144A	5.88	6-1-2029	235,000	213,986
Veritiv Operating Co.144A	10.50	11-30-2030	135,000	146,133
				1,681,535
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 17

Portfolio of investments—August 31, 2025

	Interest rate	Maturity date	Principal	Value
Food: 0.40%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC144A	5.88%	2-15-2028	$120,000	$119,963
B&G Foods, Inc.144A	8.00	9-15-2028	235,000	230,975
Performance Food Group, Inc.144A	6.13	9-15-2032	105,000	107,469
				458,407
Healthcare-services: 1.89%
CHS/Community Health Systems, Inc.144A	5.25	5-15-2030	95,000	85,151
CHS/Community Health Systems, Inc.144A	6.00	1-15-2029	125,000	120,506
CHS/Community Health Systems, Inc.144A	10.88	1-15-2032	80,000	84,658
Concentra Health Services, Inc.144A	6.88	7-15-2032	175,000	181,414
DaVita, Inc.144A	6.88	9-1-2032	360,000	372,432
IQVIA, Inc.144A	6.25	6-1-2032	60,000	61,849
Molina Healthcare, Inc.144A	6.25	1-15-2033	50,000	50,356
MPH Acquisition Holdings LLC144A	5.75	12-31-2030	74,180	64,884
MPH Acquisition Holdings LLC (PIK at 0.75%)144A¥	6.75	3-31-2031	89,073	71,570
MPH Acquisition Holdings LLC (PIK at 5.00%)144A¥	11.50	12-31-2030	81,143	82,563
Pediatrix Medical Group, Inc.144A	5.38	2-15-2030	155,000	153,330
Radiology Partners, Inc.144A	8.50	7-15-2032	150,000	153,129
Star Parent, Inc.144A	9.00	10-1-2030	240,000	254,075
Surgery Center Holdings, Inc.144A	7.25	4-15-2032	115,000	119,265
Tenet Healthcare Corp.	6.75	5-15-2031	290,000	301,414
				2,156,596
Pharmaceuticals: 0.36%
AdaptHealth LLC144A	5.13	3-1-2030	165,000	157,380
Endo Finance Holdings, Inc.144A	8.50	4-15-2031	235,000	250,182
				407,562
Energy: 3.05%
Energy-alternate sources: 0.00%
Enviva Partners LP/Enviva Partners Finance Corp.144A♦†	6.50	1-15-2026	635,000	0
Oil & gas: 0.70%
Aethon United BR LP/Aethon United Finance Corp.144A	7.50	10-1-2029	90,000	93,874
California Resources Corp.144A	8.25	6-15-2029	80,000	82,654
Caturus Energy LLC144A	8.50	2-15-2030	50,000	51,875
Civitas Resources, Inc.144A	9.63	6-15-2033	100,000	105,844
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.00	2-1-2031	125,000	120,280
Kraken Oil & Gas Partners LLC144A	7.63	8-15-2029	55,000	54,733
Murphy Oil Corp.	6.00	10-1-2032	110,000	107,117
Nabors Industries Ltd.144A	7.50	1-15-2028	70,000	70,265
Nabors Industries, Inc.144A	9.13	1-31-2030	110,000	112,720
				799,362
Oil & gas services: 0.44%
Archrock Partners LP/Archrock Partners Finance Corp.144A	6.63	9-1-2032	150,000	153,763
The accompanying notes are an integral part of these financial statements.
18 | Allspring Utilities and High Income Fund

Portfolio of investments—August 31, 2025

	Interest rate	Maturity date	Principal	Value
Oil & gas services(continued)
Bristow Group, Inc.144A	6.88%	3-1-2028	$225,000	$225,346
Oceaneering International, Inc.	6.00	2-1-2028	115,000	116,191
				495,300
Pipelines: 1.91%
Buckeye Partners LP	5.85	11-15-2043	150,000	134,368
Buckeye Partners LP144A	6.88	7-1-2029	90,000	93,271
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	5.50	6-15-2031	100,000	98,626
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	7.50	12-15-2033	195,000	209,124
Excelerate Energy LP144A	8.00	5-15-2030	160,000	170,382
Harvest Midstream I LP144A	7.50	9-1-2028	175,000	176,880
Hess Midstream Operations LP144A	5.50	10-15-2030	80,000	80,435
Hess Midstream Operations LP144A	6.50	6-1-2029	40,000	41,358
Kinetik Holdings LP144A	5.88	6-15-2030	180,000	181,542
Prairie Acquiror LP144A	9.00	8-1-2029	125,000	130,327
Rockies Express Pipeline LLC144A	6.75	3-15-2033	50,000	52,229
Rockies Express Pipeline LLC144A	6.88	4-15-2040	285,000	286,935
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00	12-31-2030	210,000	206,892
Venture Global LNG, Inc.144A	8.38	6-1-2031	200,000	209,836
Venture Global LNG, Inc.144A	9.88	2-1-2032	95,000	103,443
				2,175,648
Financial: 4.88%
Banks: 0.18%
Citigroup, Inc. Series X (5 Year Treasury Constant Maturity+3.42%)ʊ±	3.88	2-18-2026	210,000	207,550
Diversified financial services: 2.06%
Aircastle Ltd. Series A (5 Year Treasury Constant Maturity+4.41%)144Aʊ±	5.25	6-15-2026	190,000	188,784
Azorra Finance Ltd.144A	7.25	1-15-2031	105,000	108,447
Encore Capital Group, Inc.144A	9.25	4-1-2029	200,000	211,178
EZCORP, Inc.144A	7.38	4-1-2032	105,000	110,710
Jane Street Group/JSG Finance, Inc.144A	6.13	11-1-2032	95,000	95,439
Jane Street Group/JSG Finance, Inc.144A	6.75	5-1-2033	70,000	72,335
Jane Street Group/JSG Finance, Inc.144A	7.13	4-30-2031	165,000	172,384
Jefferies Finance LLC/JFIN Co-Issuer Corp.144A	5.00	8-15-2028	130,000	126,160
Jefferies Finance LLC/JFIN Co-Issuer Corp.144A	6.63	10-15-2031	100,000	100,276
Jefferson Capital Holdings LLC144A	8.25	5-15-2030	60,000	62,827
Jefferson Capital Holdings LLC144A	9.50	2-15-2029	105,000	111,557
Nationstar Mortgage Holdings, Inc.144A	7.13	2-1-2032	155,000	161,144
Navient Corp.	11.50	3-15-2031	180,000	203,183
OneMain Finance Corp.	7.88	3-15-2030	195,000	206,306
PRA Group, Inc.144A	5.00	10-1-2029	119,000	111,814
Rocket Cos., Inc.144A	6.13	8-1-2030	70,000	72,027
United Wholesale Mortgage LLC144A	5.50	4-15-2029	235,000	231,439
				2,346,010
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 19

Portfolio of investments—August 31, 2025

	Interest rate	Maturity date	Principal	Value
Insurance: 0.63%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer144A	7.38%	10-1-2032	$320,000	$329,675
AmWINS Group, Inc.144A	6.38	2-15-2029	115,000	117,862
HUB International Ltd.144A	7.25	6-15-2030	30,000	31,379
HUB International Ltd.144A	7.38	1-31-2032	225,000	236,662
				715,578
REITs: 2.01%
Blackstone Mortgage Trust, Inc.144A	7.75	12-1-2029	120,000	127,957
Brandywine Operating Partnership LP	8.88	4-12-2029	285,000	309,845
Iron Mountain, Inc.144A	4.50	2-15-2031	185,000	175,997
Iron Mountain, Inc.144A	5.25	7-15-2030	270,000	267,177
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	7.00	7-15-2031	220,000	231,317
MPT Operating Partnership LP/MPT Finance Corp.144A	8.50	2-15-2032	145,000	152,022
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer144A	7.00	2-1-2030	100,000	103,258
RHP Hotel Properties LP/RHP Finance Corp.144A	6.50	6-15-2033	100,000	103,287
Service Properties Trust	8.38	6-15-2029	70,000	72,233
Service Properties Trust144A	8.63	11-15-2031	305,000	325,092
Starwood Property Trust, Inc.144A	6.50	7-1-2030	180,000	186,819
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC144A	6.00	1-15-2030	60,000	55,148
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC144A	8.63	6-15-2032	60,000	58,999
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC144A	10.50	2-15-2028	114,000	119,954
				2,289,105
Industrial: 3.02%
Aerospace/defense: 0.57%
Spirit AeroSystems, Inc.144A	9.75	11-15-2030	190,000	209,251
TransDigm, Inc.144A	6.63	3-1-2032	425,000	437,620
				646,871
Building materials: 0.79%
Builders FirstSource, Inc.144A	6.38	3-1-2034	150,000	154,490
Camelot Return Merger Sub, Inc.144A	8.75	8-1-2028	140,000	134,711
CP Atlas Buyer, Inc.144A	9.75	7-15-2030	105,000	108,339
EMRLD Borrower LP/Emerald Co-Issuer, Inc.144A	6.63	12-15-2030	240,000	246,486
Quikrete Holdings, Inc.144A	6.38	3-1-2032	50,000	51,568
Quikrete Holdings, Inc.144A	6.75	3-1-2033	110,000	114,018
Standard Building Solutions, Inc.144A	6.25	8-1-2033	90,000	91,855
				901,467
Electrical components & equipment: 0.40%
Energizer Holdings, Inc.144A	4.38	3-31-2029	240,000	229,764
WESCO Distribution, Inc.144A	6.63	3-15-2032	215,000	222,928
				452,692
Electronics: 0.02%
Sensata Technologies, Inc.144A	6.63	7-15-2032	20,000	20,657
The accompanying notes are an integral part of these financial statements.
20 | Allspring Utilities and High Income Fund

Portfolio of investments—August 31, 2025

	Interest rate	Maturity date	Principal	Value
Environmental control: 0.12%
Clean Harbors, Inc.144A	6.38%	2-1-2031	$130,000	$133,217
Machinery-diversified: 0.27%
Chart Industries, Inc.144A	7.50	1-1-2030	95,000	99,568
Chart Industries, Inc.144A	9.50	1-1-2031	110,000	117,806
TK Elevator U.S. Newco, Inc.144A	5.25	7-15-2027	90,000	89,745
				307,119
Packaging & containers: 0.53%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC144A	6.00	6-15-2027	190,000	190,000
Clydesdale Acquisition Holdings, Inc.144A	6.88	1-15-2030	60,000	61,686
Clydesdale Acquisition Holdings, Inc.144A	8.75	4-15-2030	120,000	123,663
Graham Packaging Co., Inc.144A	7.13	8-15-2028	100,000	100,031
Sealed Air Corp./Sealed Air Corp. U.S.144A	7.25	2-15-2031	125,000	131,600
				606,980
Trucking & leasing: 0.32%
FTAI Aviation Investors LLC144A	7.00	5-1-2031	275,000	287,612
FTAI Aviation Investors LLC144A	7.00	6-15-2032	80,000	83,492
				371,104
Technology: 1.63%
Computers: 0.24%
Diebold Nixdorf, Inc.144A	7.75	3-31-2030	155,000	163,988
Insight Enterprises, Inc.144A	6.63	5-15-2032	105,000	108,104
				272,092
Office/business equipment: 0.15%
Zebra Technologies Corp.144A	6.50	6-1-2032	165,000	169,435
Semiconductors: 0.10%
Entegris, Inc.144A	5.95	6-15-2030	110,000	111,414
Software: 1.14%
AthenaHealth Group, Inc.144A	6.50	2-15-2030	150,000	147,140
Cloud Software Group, Inc.144A	8.25	6-30-2032	225,000	240,554
Cloud Software Group, Inc.144A	9.00	9-30-2029	395,000	411,760
Ellucian Holdings, Inc.144A	6.50	12-1-2029	160,000	162,766
Rocket Software, Inc.144A	6.50	2-15-2029	45,000	43,279
Rocket Software, Inc.144A	9.00	11-28-2028	170,000	175,024
SS&C Technologies, Inc.144A	6.50	6-1-2032	115,000	119,335
				1,299,858
Utilities: 1.82%
Electric: 1.59%
AES Corp. (5 Year Treasury Constant Maturity+2.89%)±	6.95	7-15-2055	135,000	130,610
AES Corp. (5 Year Treasury Constant Maturity+3.20%)±	7.60	1-15-2055	180,000	184,955
Edison International (5 Year Treasury Constant Maturity+3.86%)±	8.13	6-15-2053	115,000	115,041
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 21

Portfolio of investments—August 31, 2025

	Interest rate	Maturity date	Principal	Value
Electric(continued)
EUSHI Finance, Inc. (5 Year Treasury Constant Maturity+3.14%)±	7.63%	12-15-2054	$205,000	$214,184
Pattern Energy Operations LP/Pattern Energy Operations, Inc.144A	4.50	8-15-2028	225,000	219,278
PG&E Corp. (5 Year Treasury Constant Maturity+3.88%)±	7.38	3-15-2055	210,000	208,401
Sempra (5 Year Treasury Constant Maturity+2.87%)±	4.13	4-1-2052	110,000	106,607
Vistra Corp. (5 Year Treasury Constant Maturity+5.74%)144Aʊ±	7.00	12-15-2026	105,000	106,264
Vistra Corp. Series C (5 Year Treasury Constant Maturity+5.05%)144Aʊ±	8.88	1-15-2029	110,000	119,657
Vistra Operations Co. LLC144A	7.75	10-15-2031	160,000	169,997
XPLR Infrastructure Operating Partners LP144A	7.25	1-15-2029	225,000	229,800
				1,804,794
Gas: 0.23%
Venture Global Plaquemines LNG LLC144A	7.50	5-1-2033	240,000	263,250
Total corporate bonds and notes (Cost $30,971,273)				31,831,916
Loans: 1.83%
Communications: 0.88%
Media: 0.36%
CSC Holdings LLC (U.S. SOFR 1 Month+4.50%)±	8.86	1-18-2028	104,085	103,678
DIRECTV Financing LLC (U.S. SOFR 3 Month+5.25%)±	9.82	8-2-2029	152,088	150,853
EW Scripps Co. (U.S. SOFR 1 Month+5.75%)±	10.23	6-30-2028	65,336	65,540
Hubbard Radio LLC (U.S. SOFR 1 Month+4.50%)‡±	8.82	9-30-2027	171,830	93,218
				413,289
Telecommunications: 0.52%
CommScope, Inc. (U.S. SOFR 1 Month+4.75%)±	9.07	12-17-2029	345,000	350,713
Connect Finco Sarl (U.S. SOFR 1 Month+4.50%)±	8.82	9-27-2029	100,000	98,563
Lumen Technologies, Inc. (U.S. SOFR 1 Month+2.35%)±	6.78	4-15-2030	139,644	138,656
				587,932
Consumer, cyclical: 0.21%
Airlines: 0.12%
SkyMiles IP Ltd. (U.S. SOFR 3 Month+3.75%)±	8.08	10-20-2027	74,614	74,788
Vista Management Holding, Inc. (U.S. SOFR 3 Month+3.75%)±	8.04	4-1-2031	55,000	55,258
				130,046
Housewares: 0.09%
American Greetings Corp. (U.S. SOFR 1 Month+5.75%)±	10.07	10-30-2029	104,489	104,556
Consumer, non-cyclical: 0.31%
Commercial services: 0.08%
Hertz Corp. (U.S. SOFR 3 Month+3.50%)±	8.07	6-30-2028	114,502	97,612
Healthcare-products: 0.07%
Bausch & Lomb Corp. (U.S. SOFR 1 Month+4.25%)±	8.57	1-15-2031	80,000	80,014
Healthcare-services: 0.16%
Modivcare, Inc. (U.S. SOFR 3 Month+4.75%)±	9.05	7-1-2031	273,618	119,708
The accompanying notes are an integral part of these financial statements.
22 | Allspring Utilities and High Income Fund

Portfolio of investments—August 31, 2025

	Interest rate	Maturity date	Principal	Value
Healthcare-services(continued)
Modivcare, Inc. (U.S. SOFR 3 Month+7.50%)‡±	11.78%	1-12-2026	$47,065	$20,944
Modivcare, Inc. (U.S. SOFR 3 Month+6.00%)‡±	13.50	2-22-2026	23,686	23,213
MPH Acquisition Holdings LLC (U.S. SOFR 3 Month+3.75%)±	8.06	12-31-2030	17,868	17,819
				181,684
Energy: 0.06%
Pipelines: 0.06%
Prairie Acquiror LP (U.S. SOFR 1 Month+3.75%)±	8.07	8-1-2029	69,128	69,508
Financial: 0.21%
Insurance: 0.21%
Asurion LLC (U.S. SOFR 1 Month+3.25%)±	7.68	7-31-2027	69,456	69,427
Asurion LLC (U.S. SOFR 1 Month+5.25%)±	9.68	1-31-2028	169,632	164,808
				234,235
Industrial: 0.03%
Aerospace/defense: 0.03%
Spirit AeroSystems, Inc. (U.S. SOFR 3 Month+4.50%)±	8.81	1-15-2027	34,910	35,030
Technology: 0.13%
Computers: 0.09%
McAfee Corp. (U.S. SOFR 1 Month+3.00%)±	7.35	3-1-2029	104,475	99,382
Software: 0.04%
Rocket Software, Inc. (U.S. SOFR 1 Month+3.75%)±	8.07	11-28-2028	49,376	49,474
Total loans (Cost $2,335,595)				2,082,762
Yankee corporate bonds and notes: 5.79%
Basic materials: 0.04%
Chemicals: 0.04%
Braskem Netherlands Finance BV144A	8.50	1-12-2031	60,000	46,158
Communications: 1.55%
Internet: 0.32%
Rakuten Group, Inc.144A	9.75	4-15-2029	235,000	261,072
Rakuten Group, Inc. (5 Year Treasury Constant Maturity+4.25%)144Aʊ±	8.13	12-15-2029	105,000	107,916
				368,988
Media: 0.45%
Virgin Media Finance PLC144A	5.00	7-15-2030	90,000	82,318
Virgin Media Secured Finance PLC144A	4.50	8-15-2030	250,000	234,698
Virgin Media Vendor Financing Notes IV DAC144A	5.00	7-15-2028	45,000	44,054
VZ Secured Financing BV144A	5.00	1-15-2032	170,000	150,960
				512,030
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 23

Portfolio of investments—August 31, 2025

	Interest rate	Maturity date	Principal	Value
Telecommunications: 0.78%
Rogers Communications, Inc. (5 Year Treasury Constant Maturity+2.62%)±	7.13%	4-15-2055	$325,000	$337,375
Telecom Italia Capital SA	7.20	7-18-2036	145,000	153,483
TELUS Corp. (5 Year Treasury Constant Maturity+2.77%)±	6.63	10-15-2055	175,000	178,033
Zegona Finance PLC144A	8.63	7-15-2029	200,000	212,726
				881,617
Consumer, cyclical: 1.06%
Airlines: 0.41%
Air Canada Pass-Through Trust Series 2020-1 Class C144A	10.50	7-15-2026	125,000	130,625
Latam Airlines Group SA144A	7.63	1-7-2031	95,000	97,632
Latam Airlines Group SA144A	7.88	4-15-2030	130,000	134,355
VistaJet Malta Finance PLC/Vista Management Holding, Inc.144A	9.50	6-1-2028	100,000	103,998
				466,610
Auto manufacturers: 0.13%
Nissan Motor Co. Ltd.144A	8.13	7-17-2035	140,000	148,331
Auto parts & equipment: 0.03%
Adient Global Holdings Ltd.144A	8.25	4-15-2031	30,000	31,591
Entertainment: 0.18%
Banijay Entertainment SASU144A	8.13	5-1-2029	200,000	208,060
Leisure time: 0.31%
Carnival Corp.144A	5.75	8-1-2032	60,000	60,990
Carnival Corp.144A	6.00	5-1-2029	100,000	101,297
Carnival Corp.144A	6.13	2-15-2033	185,000	189,977
				352,264
Consumer, non-cyclical: 1.11%
Cosmetics/Personal Care: 0.28%
Opal Bidco SAS144A	6.50	3-31-2032	145,000	147,547
Perrigo Finance Unlimited Co.	6.13	9-30-2032	175,000	176,091
				323,638
Food: 0.11%
Froneri Lux Finco Sarl144A	6.00	8-1-2032	125,000	125,683
Healthcare-products: 0.16%
Bausch & Lomb Corp.144A	8.38	10-1-2028	170,000	177,081
Pharmaceuticals: 0.56%
1261229 BC Ltd.144A	10.00	4-15-2032	305,000	316,697
Bausch Health Cos., Inc.144A	11.00	9-30-2028	60,000	62,925
Teva Pharmaceutical Finance Netherlands III BV	8.13	9-15-2031	230,000	261,306
				640,928
The accompanying notes are an integral part of these financial statements.
24 | Allspring Utilities and High Income Fund

Portfolio of investments—August 31, 2025

	Interest rate	Maturity date	Principal	Value
Energy: 0.33%
Coal: 0.00%
Griffin Coal Mining Co. Pty. Ltd.144A♦†	9.50%	12-1-2049	$60,913	$0
Oil & gas: 0.24%
Baytex Energy Corp.144A	8.50	4-30-2030	80,000	81,657
Borr IHC Ltd./Borr Finance LLC144A	10.00	11-15-2028	129,085	131,033
Saturn Oil & Gas, Inc.144A	9.63	6-15-2029	63,000	64,318
				277,008
Pipelines: 0.09%
Northriver Midstream Finance LP144A	6.75	7-15-2032	100,000	102,697
Financial: 0.78%
Banks: 0.31%
Banco del Estado de Chile (5 Year Treasury Constant Maturity+3.23%)144Aʊ±	7.95	5-2-2029	120,000	128,101
BNP Paribas SA (5 Year Treasury Constant Maturity+3.73%)144Aʊ±	8.00	8-22-2031	110,000	116,791
UBS Group AG (5 Year Treasury Constant Maturity+3.40%)144Aʊ±	4.88	2-12-2027	105,000	103,293
				348,185
Diversified financial services: 0.47%
GGAM Finance Ltd.144A	5.88	3-15-2030	225,000	227,242
Global Aircraft Leasing Co. Ltd.144A	8.75	9-1-2027	200,000	205,785
goeasy Ltd.144A	7.63	7-1-2029	100,000	103,557
				536,584
Industrial: 0.53%
Aerospace/defense: 0.12%
Bombardier, Inc.144A	8.75	11-15-2030	125,000	134,711
Electronics: 0.16%
Sensata Technologies BV144A	5.88	9-1-2030	175,000	176,519
Packaging & containers: 0.25%
Trivium Packaging Finance BV144A	8.25	7-15-2030	140,000	148,701
Trivium Packaging Finance BV144A	12.25	1-15-2031	130,000	139,401
				288,102
Technology: 0.19%
Computers: 0.19%
Seagate Data Storage Technology Pte. Ltd.144A	8.50	7-15-2031	205,000	217,544
Utilities: 0.20%
Electric: 0.20%
Algonquin Power & Utilities Corp. (5 Year Treasury Constant Maturity+3.25%)±	4.75	1-18-2082	235,000	228,524
Total yankee corporate bonds and notes (Cost $6,495,446)				6,592,853
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 25

Portfolio of investments—August 31, 2025

		Yield	Shares	Value
Short-term investments: 1.74%
Investment companies: 1.74%
Allspring Government Money Market Fund Select Class♠∞		4.23%	1,978,197	$1,978,197
Total short-term investments (Cost $1,978,197)				1,978,197
Total investments in securities (Cost $109,494,467)	126.05%			143,442,276
Other assets and liabilities, net	(26.05)			(29,644,174)
Total net assets	100.00%			$113,798,102

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♦	The security is fair valued in accordance with procedures approved by Allspring Funds Management, LLC.
†	Non-income-earning security
‡	Security is valued using significant unobservable inputs.
±	Variable rate investment. The rate shown is the rate in effect at period end.
¥
A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both.
The rate shown is the rate in effect at period end.

ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$911,182	$22,636,226	$(21,569,211)	$0	$0	$1,978,197	1,978,197	$76,536
The accompanying notes are an integral part of these financial statements.
26 | Allspring Utilities and High Income Fund

Statement of assets and liabilities—August 31, 2025
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $107,516,270)	$141,464,079
Investments in affiliated securities, at value (cost $1,978,197)	1,978,197
Cash	165
Receivable for dividends and interest	1,291,909
Receivable for investments sold	59,850
Prepaid expenses and other assets	2,064
Total assets	144,796,264
Liabilities
Secured borrowing payable	30,000,000
Dividends payable	718,498
Advisory fee payable	63,942
Payable for investments purchased	62,713
Administration fee payable	6,394
Trustees’ fees and expenses payable	4,578
Accrued expenses and other liabilities	142,037
Total liabilities	30,998,162
Total net assets	$113,798,102
Net assets consist of
Paid-in capital	$85,950,902
Total distributable earnings	27,847,200
Total net assets	$113,798,102
Net asset value per share
Based on $113,798,102 divided by 8,832,161 shares issued and outstanding (unlimited number of shares authorized)	$12.88
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 27

Statement of operations—year ended August 31, 2025
Statement of operations
Investment income
Interest (net of foreign withholding taxes of $72)	$3,165,045
Dividends	2,773,301
Income from affiliated securities	76,536
Total investment income	6,014,882
Expenses
Advisory fee	701,383
Administration fee	70,138
Custody and accounting fees	10,884
Professional fees	179,154
Shareholder report expenses	63,694
Trustees’ fees and expenses	13,308
Transfer agent fees	32,762
Interest expense	1,589,278
Other fees and expenses	15,214
Total expenses	2,675,815
Net investment income	3,339,067
Realized and unrealized gains (losses) on investments
Net realized gains on investments	13,002
Net change in unrealized gains (losses) on
Unaffiliated securities	11,701,377
Foreign currency and foreign currency translations	4,732
Unfunded loan commitments	(1,004)
Net change in unrealized gains (losses) on investments	11,705,105
Net realized and unrealized gains (losses) on investments	11,718,107
Net increase in net assets resulting from operations	$15,057,174
The accompanying notes are an integral part of these financial statements.
28 | Allspring Utilities and High Income Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended August 31, 2025	Year ended August 31, 2024
Operations
Net investment income	$3,339,067	$3,485,732
Net realized gains (losses) on investments	13,002	(2,351,148)
Net change in unrealized gains (losses) on investments	11,705,105	18,475,920
Net increase in net assets resulting from operations	15,057,174	19,610,504
Distributions to shareholders from
Net investment income and net realized gains	(3,586,832)	(3,454,245)
Tax basis return of capital	(4,339,254)	(3,643,280)
Total distributions to shareholders	(7,926,086)	(7,097,525)
Capital share transactions
Cost of shares repurchased	(1,999,362)	(2,630,124)
Total increase in net assets	5,131,726	9,882,855
Net assets
Beginning of period	108,666,376	98,783,521
End of period	$113,798,102	$108,666,376
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 29

Statement of cash flows—year ended August 31, 2025
Statement of cash flows
Cash flows from operating activities
Net increase in net assets resulting from operations	$15,057,174
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
Purchases of long-term securities	(35,399,111)
Proceeds from the sales of long-term securities	42,949,394
Amortization, net	(154,556)
Purchases and sales of short-term securities, net	(1,110,653)
Decrease in receivable for investments sold	4,361
Decrease in receivable for dividends and interest	62,245
Decrease in prepaid expenses and other assets	2,415
Decrease in payable for investments purchased	(19,892)
Increase in trustees’ fees and expenses payable	4,031
Increase in advisory fee payable	2,308
Increase in administration fee payable	231
Increase in accrued expenses and other liabilities	94,136
Proceeds from foreign currency transactions	4,732
Net realized gains on unaffiliated securities	(13,002)
Net change in unrealized (gains) losses on unaffiliated securities	(11,701,377)
Net change in unrealized (gains) losses on foreign currency and foreign currency translations	(4,732)
Net change in unrealized (gains) losses on unfunded loan commitments	1,004
Net cash provided by operating activities	9,778,708
Cash flows from financing activities
Cost of shares repurchased	(2,011,504)
Cash distributions paid	(7,767,790)
Net cash used in financing activities	(9,779,294)
Net decrease in cash	(586)
Cash
Beginning of period	751
End of period	$165
Supplemental cash disclosure
Cash paid for interest	$1,593,182
The accompanying notes are an integral part of these financial statements.
30 | Allspring Utilities and High Income Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$12.05	$10.63	$12.93	$13.31	$12.00
Net investment income	0.38 [1]	0.38 [1]	0.40	0.43	0.33
Net realized and unrealized gains (losses) on investments	1.32	1.78	(1.82)	0.09	1.84
Total from investment operations	1.70	2.16	(1.42)	0.52	2.17
Distributions to shareholders from
Net investment income	(0.40)	(0.37)	(0.39)	(0.46)	(0.46)
Net realized gains	0.00	0.00	0.00	0.00	(0.11)
Tax basis return of capital	(0.49)	(0.40)	(0.49)	(0.44)	(0.29)
Total distributions to shareholders	(0.89)	(0.77)	(0.88)	(0.90)	(0.86)
Anti-dilutive effect of shares repurchased	0.02	0.03	0.00	0.00	0.00
Net asset value, end of period	$12.88	$12.05	$10.63	$12.93	$13.31
Market value, end of period	$12.02	$10.75	$9.67	$12.34	$14.71
Total return based on net asset value[2]	15.64%	23.00%	(10.79)%	4.02%	18.55%
Total return based on market value[2]	20.97%	20.63%	(14.96)%	(10.17)%	23.02%
Ratios to average net assets (annualized)
Expenses*	2.43%	2.93%	2.45%	1.25%	1.09%
Net investment income	3.03%	3.52%	3.23%	3.34%	3.49%
Supplemental data
Portfolio turnover rate	24%	26%	18%	23%	34%
Net assets, end of period (000s omitted)	$113,798	$108,666	$98,784	$120,160	$123,610
Borrowings outstanding, end of period (000s omitted)	$30,000	$30,000	$30,000	$30,000	$25,000
Asset coverage per $1,000 of borrowing, end of period	$4,793	$4,622	$4,293	$5,005	$5,944

*	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended August 31, 2025	1.44%
Year ended August 31, 2024	1.88%
Year ended August 31, 2023	1.44%
Year ended August 31, 2022	0.32%
Year ended August 31, 2021	0.17%

[1]	Calculated based upon average shares outstanding
[2]
Total returns based on net asset value are calculated based on the net asset value at the beginning of the period and at the end of the period. Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total returns do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 31

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004. Originally classified as non-diversified, the Fund was reclassified as a diversified closed-end management investment company in September 2014. As an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g., taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are
32 | Allspring Utilities and High Income Fund

Notes to financial statements
contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of assets and liabilities.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Paydown gains and losses are included in interest income.
Dividend income is recognized on the ex-dividend date.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions to shareholders
Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 8% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2025, the aggregate cost of all investments for federal income tax purposes was $109,637,245 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$35,615,071
Gross unrealized losses	(1,810,040)
Net unrealized gains	$33,805,031
As of August 31, 2025, the Fund had capital loss carryforwards which consist of $1,462,178 in short-term capital losses and $3,755,571 in long-term capital losses.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Utilities and High Income Fund | 33

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2025:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Asset-backed securities	$0	$163,817	$0	$163,817
Common stocks
Communication services	0	111	0	111
Energy	0	438,818	0	438,818
Investment Companies	0	0	12,408	12,408
Utilities	100,341,394	0	0	100,341,394
Corporate bonds and notes	0	31,831,916	0	31,831,916
Loans	0	1,945,387	137,375	2,082,762
Yankee corporate bonds and notes	0	6,592,853	0	6,592,853
Short-term investments
Investment companies	1,978,197	0	0	1,978,197
Total assets	$102,319,591	$40,972,902	$149,783	$143,442,276
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
At August 31, 2025, the Fund had no material transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.50% of the Fund’s average daily total assets, which is generally paid monthly. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund.
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets and generally paid monthly.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended August 31, 2025.
5.
CAPITAL SHARE TRANSACTIONS
The Fund has authorized an unlimited number of shares with no par value. For the year ended August 31, 2025 and year ended August 31, 2024, the Fund did not issue any shares.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 5% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended August 31, 2025, the Fund repurchased 182,155 of its shares on the open market at a total cost of $1,999,362 (weighted average price per share of $10.96). The weighted average discount of these repurchased shares was 11.21%. During the year ended August 31, 2024, the Fund repurchased 277,946 of its shares on the open market at a total cost of $2,630,124 (weighted average price per share of $9.46). The weighted average discount of these repurchased shares was 13.05%.
34 | Allspring Utilities and High Income Fund

Notes to financial statements
6.
BORROWINGS
The Fund has borrowed $30,000,000 through a revolving line of credit administered by a major financial institution (the “Facility”). The Facility has a commitment amount of up to $30,000,000. The Fund is charged interest at the 1 Month Secured Overnight Financing Rate (SOFR) plus a spread and a commitment fee based on the unutilized amount of the commitment amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at August 31, 2025 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the year ended August 31, 2025, the Fund had average borrowings outstanding of $30,000,000 at an average interest rate of 5.30% and recorded interest in the amount of $1,589,278, which represents 1.44% of its average daily net assets. The maximum balance outstanding during the year ended August 31, 2025 was $30,000,000.
7.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2025 were $33,348,477 and $40,487,646, respectively.
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid were as follows:
	Year ended August 31
	2025	2024
Ordinary income	$3,586,832	$3,454,245
Tax basis return of capital	4,339,254	3,643,280
As of August 31, 2025, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward
$33,804,019	$(5,217,749)
9.
CONCENTRATION  RISKS
As of the end of the period, the Fund invested a concentration of its portfolio in the utilities sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11.
NEW ACCOUNTING PRONOUNCEMENT
In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740):  Improvements to Income Tax Disclosures. The ASU requires public entities, on an annual basis, to provide income tax disclosures, including income taxes paid disaggregated by jurisdiction. This ASU also includes certain other amendments to improve the effectiveness of income tax disclosures. The ASU is effective for annual periods beginning after December 15, 2024. Management is currently evaluating the impact of the ASU on the Fund’s financial statements.
12.
SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
August 19,2025	September 12,2025	October 1,2025	$0.08220
September 26,2025	October 14,2025	November 3,2025	0.08291
These distributions are not reflected in the accompanying financial statements.
Allspring Utilities and High Income Fund | 35

Notes to financial statements
13.
OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is defined in Segment Reporting (Topic 280), as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
36 | Allspring Utilities and High Income Fund

Report of independent registered public accounting firm
To the Shareholders and Board of Trustees
Allspring Utilities and High Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Utilities and High Income Fund (the Fund), including the portfolio of investments, as of August 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2025, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
October 23, 2025
Allspring Utilities and High Income Fund | 37

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 77% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended August 31, 2025.
Pursuant to Section 854 of the Internal Revenue Code, $2,769,166 of income dividends paid during the fiscal year ended August 31, 2025 has been designated as qualified dividend income (QDI).
For the fiscal year ended August 31, 2025, $1,479,144 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.
Delaware statutory trust act – control share acquisitions
Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Fund’s Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. In addition, the Fund’s Board of Trustees is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

38 | Allspring Utilities and High Income Fund

Other information (unaudited)
Board of trustees and officers
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 92 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, Allspring Exchange-Traded Funds Trust and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Independent Trustees to serve until 2026 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Class II - Independent Trustees to serve until 2027 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023; and Chair of the Governing Council of the
Independent Directors Council since 2024 and Vice Chair from 2023 to 2024. Audit Committee
Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Audit Committee Chair, since 2025
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Utilities and High Income Fund | 39

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class III - Independent Trustees to serve until 2025 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, from 2007-2025. Vice Chair of the Economic Club of Minnesota, since 2007. Co-
Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of
Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior
Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019; Chair Liaison, since July 2024
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Member of the Boards of Trustees for the College of Saint Benedict
& Saint John’s University since 2025. Board member of the Minnesota Wild Foundation from
2009-2024.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

40 | Allspring Utilities and High Income Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
John Kenney (Born 1965)	President, since 2025
President of Allspring Funds Management, LLC since 2025. Prior thereto, Head of Strategic Initiatives of Allspring
Global Investments from 2022 to 2025. Independent Board Member for the Principal Funds from 2020 to 2022,
Executive Vice President and Global Head of Affiliate Strategic Initiatives from 2015 to 2020 for Legg Mason Global
Asset Management and Managing Director, Corporate Strategy and Business Development from 2014 to 2015 for
Legg Mason Global Asset Management.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Managing Counsel of the Allspring Legal Department since 2023. Previously, Senior Counsel of the Allspring Legal
Department from 2021 to 2023; Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021; Counsel for
Barings LLC from 2015 to 2018; Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Utilities and High Income Fund | 41

Other information (unaudited)
Board consideration of investment advisory and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of the Allspring Utilities and High Income Fund (the “Fund”) must determine annually whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 27-29, 2025 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The investment advisory agreement with Allspring Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a meeting of the Board held in April 2025, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business.* In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end fund, including, but not limited to, leverage management and monitoring, evaluating, and, where appropriate, making recommendations with respect to the Fund’s trading discount, share repurchase program, managed distribution program, and distribution rates, as well as shareholder relations activities.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s business continuity plan and Allspring Global Investments’ business resiliency and disaster recovery plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as the Fund’s valuation designee. The Board also received and considered information about Allspring Funds Management’s derivatives and investment risk management oversight services, and its intermediary and vendor oversight program.
*
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

42 | Allspring Utilities and High Income Fund

Other information (unaudited)
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2024. The Board considered these results in comparison to the investment performance of funds in a custom peer group that included funds selected by Broadridge Inc. (“Broadridge”) and additional funds that were determined by Allspring Funds Management to be similar to the Fund (the “Custom Peer Group”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Broadridge and Allspring Funds Management to select the funds in the Custom Peer Group and discussed the limitations inherent in the use of other peer Groups. The Board noted that the investment performance of the Fund was higher than or in range of the average investment performance of the Custom Peer Group for all periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the ERH Blended Index, which is a custom index used by the Board to help it assess the Fund’s relative performance, for the one-year period under review, in range of its benchmark index for the five-year period under review, and lower than its benchmark index for the three- and ten-year periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in the Custom Peer Group and in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Broadridge Group”, and together with the Custom Peer Group, the “Expense Groups”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge and Allspring Funds Management to select the funds in the Expense Groups, and an explanation from Broadridge of how funds comprising the Broadridge Group and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund were lower than or equal to the median net operating expense ratios of the Expense Groups.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Allspring Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the Expense Groups at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rates for its Expense Groups.
The Board also received and considered information about the portion of the total advisory fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate were reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and changes to such methodologies from the prior year. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, asset class, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services, the difficulties of isolating and quantifying economies of scale on an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted that the Fund is not engaged in a continuous offering that could help its assets grow, and that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies

Allspring Utilities and High Income Fund | 43

Other information (unaudited)
of scale through contractual breakpoints, the Board noted that Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

44 | Allspring Utilities and High Income Fund

Automatic dividend reinvestment plan
Automatic dividend reinvestment plan
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

Allspring Utilities and High Income Fund | 45

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com

Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2025 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-09162025-87z5yoat 10-25
AR134 08-25

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Utilities and High Income Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Utilities and High Income Fund has determined that Jane A. Freeman is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Freeman is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended August 31, 2025	Fiscal year ended August 31, 2024
Audit fees	$64,490	$62,920
Audit-related fees	—	—
Tax fees (1)	2,020	4,830
All other fees	—	—
	$66,510	$67,750

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e)(1) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the Allspring Utilities and High Income Fund; (2) non-audit tax or compliance consulting or training services provided to the Allspring Utilities and High Income Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to the Allspring Utilities and High Income Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Allspring Utilities and High Income Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services. If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

William R. Ebsworth

Jane A. Freeman

Isaiah Harris, Jr.

David F. Larcker

Olivia S. Mitchell

Timothy J. Penny

James G. Polisson

Pamela Wheelock

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Utilities and High Income Fund is included as part of the Report to Shareholders filed under Item 1 of this Form.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

The registrant’s statement regarding basis for approval of investment advisory contract is included as part of the Report to Shareholders filed under Item 1 of this Form.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

EFFECTIVE AS OF MARCH 2025

The Allspring Utilities and High Income Fund has adopted policies and procedures (“Fund Proxy Voting Procedures”) that are used to determine how to vote proxies relating to portfolio securities held by the Fund. The Fund Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of a Fund (or an affiliated person of such affiliated person) may have with the issuer of the security and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of the Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Fund supports sound corporate governance practices within companies in which it invests. The Board of the Fund has delegated the responsibility for voting proxies relating to the Fund’s portfolio securities to Allspring Funds Management. Allspring Funds Management utilizes the Allspring Global Investments Proxy Voting Policies and Procedures, included below, to ensure that proxies relating to the Fund’s portfolio securities are voted in shareholders’ best interests.

Allspring Stewardship

As a fiduciary, Allspring is committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our clients’ investments.

Scope

These Proxy Voting Policies and Procedures (“Policies and Procedures”) set forth how we exercise voting rights on behalf of clients that have delegated proxy voting authority to any of the following Allspring advisory entities:

•	Allspring Global Investments, LLC

•	Allspring Funds Management, LLC

•	Allspring Global Investments (UK) Limited

•	Allspring Global Investments Luxembourg S.A

•	Allspring Global Investments (Singapore) Pte. Ltd

•	Galliard Capital Management

Voting Philosophy

Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients, without regard to any relationship that any affiliated person of Allspring or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing the long-term value of our clients’ investments consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested.

Governance and Administration

Proxy Governance Committee

Allspring’s Proxy Governance Committee (“PGC”) is responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. PGC reviews the Policies and Procedures at least annually. PGC may delegate certain powers and responsibilities to proxy voting working groups. PGC reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from and proxy voting working groups.

PGC Meetings

PGC meets at least quarterly but may be convened more frequently as necessary (for example, to discuss a specific proxy proposal). PGC shall convene or act through written consent, including through the use of electronic systems of record, of a majority of PGC members. Any working group of the PGC shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time.

PGC Membership

PGC voting members are identified in the Allspring Proxy Charter. Changes to the membership of PGC will be made only with approval of PGC.

Proxy Due Diligence Working Group

PGC has delegated responsibility to the Proxy Voting Due Diligence Working Group (”DDWG”) to review and recommend votes on certain proxy matters as outlined in the procedures below.

Proxy Administration

Allspring’s Stewardship Team (“Stewardship”) is responsible for administering the proxy voting process to ensure its implementation consistent with these Policies and Procedures. Stewardship monitors Allspring’s third party proxy voting vendor to ensure proxy voting is being done in a timely and accurate manner. Stewardship regularly reviews these Policies and Procedures and recommends revisions as necessary. Stewardship is also responsible for monitoring the potential conflicts of interest disclosed by the proxy voting vendor.

Third Party Proxy Voting Vendor

Allspring has retained a third-party proxy voting vendor, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions, including: 1) providing research and recommendations on proxy matters, 2) providing technology to facilitate the sharing of ISS research, 3) voting proxies in accordance with Allspring’s instructions, and 4) handling various administrative and reporting items.

Proxy Voting Procedures

Allspring’s proxy voting process emphasizes engagement with Portfolio Management in order to leverage their knowledge of investee companies. While Allspring’s process follows a systematic approach to arrive at a recommended vote, Portfolio Management is given the opportunity to review and override voting recommendations (with documented justification).

Unless otherwise required by applicable law1 and absent a Portfolio Management override, proxy matters are generally voted in accordance with Allspring’s voting policy at ISS designed to implement

[1]

Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by Allspring-advised funds, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of such funds accordingly.

Allspring’s custom enhancements to the ISS Global Benchmark Proxy Voting Policy2, as discussed in more detail below under “Allspring Proxy Voting Guidelines.”3 However, two types of proxy matters are subject to additional review:

01

Any proxy matters deemed of “high importance”[4] (e.g., proxy contests, mergers, and acquisitions) where ISS opposes the recommendations of investee company management will be referred to Portfolio Management[5] for case-by-case review and vote determination.

02

Any proxy matters involving environmental or social issues where ISS opposes the recommendations of investee company management are reviewed by DDWG. If DDWG recommends a vote against investee company management, the recommendation is referred to Portfolio Management[5] for case-by-case review and vote determination.

Allspring Proxy Voting Guidelines

The following reflects Allspring’s Proxy Voting Guidelines in effect as of the date of these Policies and Procedures.

We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•

In general, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties. For Chief Executive Officers, we allow for no more than one outside directorship and for directors at large of operating companies, no more than four in total.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

[2]	The term “ISS Global Benchmark Policy” means the combination of ISS regional benchmark policies.
[3]	As directed by certain clients, Allspring applies other ISS guidelines (e.g., ISS Taft-Hartley Guidelines) or custom proxy guidelines provided by the client.
[4]	The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests, mergers, and other reorganizations.
[5]

Certain Allspring client accounts employ quantitative strategies rather than fundamental strategies that rely on security research and analyst coverage. In the event that a security is held only in these accounts and ISS opposes the recommendations of investee company management, absent Portfolio Management feedback, ”high importance” proxy matters are reviewed by DDWG and referred to PGC for vote determination. Environmental and social proxy matters are reviewed and voted by DDWG. Proxy matters on which ISS supports the recommendations of investee company management are generally voted with investee company management.

•

We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We believe a well-composed board should seek members with a breadth of experiences, perspectives and skillsets in order to create the diversity of thought needed to ensure constructive debate in the boardroom. To this end, we support fulsome disclosure of a board’s process for building, assessing and maintaining an effective board, which should include a description of the range of skills, professional experience and personal characteristics (such as age, gender and/or race/ethnicity) represented on the board. We believe a board’s composition should comply with the requirements of any relevant market-specific governance frameworks and be consistent with market norms in the market in which the company is listed. To the extent that a board’s composition is inconsistent with such requirements or differs from prevailing market norms, we expect the company to disclose the board’s rationale for such differences and any anticipated actions to address them. On a case-by-case basis, our assessment of this disclosure may affect our willingness to support the chair of the nominations committee.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•

We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests.

•

We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.

•

We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general, we support market-standardized proxy access proposals, and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•

We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general, we support the right to call a special meeting with a threshold of 15%-25% of shareholder support as we believe it is a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests.

General Guidelines on Shareholder Proposals

When evaluating shareholder proposals, we consider their materiality to the company and relationship to long-term value generation and/or risk management in light of the company’s business model and specific operating context. For instance, certain social issues, such as employee safety, workforce engagement and human rights (including with respect to a company’s supply chain), can affect companies’ long-term prospects for success. Furthermore, certain environmental issues can present investment risks and opportunities that can impact a company’s long-term financial success.

If the issue is deemed material to the company, we then consider salient factors to inform our votes, such as the overall value of any report or other disclosure requested by a proposal, best-in-class practices by peer group companies and best practices in the applicable sector. We will generally avoid supporting proposals that are overly prescriptive, taking into account the current policies, practices, disclosures and regulatory obligations of the company, among other considerations. We generally favor shareholder proposals that improve transparency, as it allows our investment professionals to better understand a company’s risks and opportunities and its long-term value drivers.

Closed-End Funds

We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in these Policies and Procedures. We believe that the distinctive structure of CEFs can provide important benefits to investors but leaves CEFs uniquely vulnerable to short-term oriented activist investors. Thus, to protect the interests of their shareholders, many CEFs have adopted measures to defend against attacks from activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views and voting in accordance with the best interests of shareholders.

Practical Limitations to Proxy Voting

While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs). One such instance is “share blocking.”

Proxy voting in certain countries requires share blocking, which requires shareholders wishing to vote their proxies to deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.

Securities on Loan

Clients may have securities lending programs and instruct Allspring to endeavor to recall securities on loan to facilitate proxy voting on their behalf. With respect to proxies for loaned securities, if Stewardship is aware of a high importance matter expected on a proxy in time to recall the security, the security will generally be recalled for voting.

Conflicts of Interest

As a fiduciary to our clients, Allspring seeks to identify and mitigate conflicts of interest that may arise as a result of its proxy voting activities. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its affiliates have other relationships with the issuer of the proxy (e.g., if the issuer is a corporate pension fund client of Allspring). When PGC becomes aware of such a conflict of interest, it takes steps to mitigate the conflict by using any of the following methods:

•	Instructing ISS to vote in accordance with its recommendation

•	Disclosing the conflict to the relevant client and obtaining its consent before voting

•	Submitting the matter to the relevant client to exercise its authority to vote on such matter

•	Engaging an independent fiduciary who will direct the vote on such matter

•	Voting in proportion to other shareholders (“mirror voting”)

Finally, Allspring is a private company and controlling interest which is owned by certain private funds managed by GTCR LLC, a private equity firm (“GTCR”). These funds and other funds managed by GTCR also have ownership interests in other companies in which Allspring invests on behalf of its clients. Allspring manages this potential conflict of interest by defaulting all voting of any proxies issued by such companies to the ISS recommendation.

Records Retention

The Stewardship Team will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these Policies and Procedures

•	Proxy statements received for client securities (which ISS maintains on behalf of Allspring)

•	Records of votes cast on behalf of investment products and separate account clients (which ISS maintains on behalf of Allspring)

•	Records of each written client request for proxy voting records and Allspring’s written response to any client request (written or oral) for such records

•	Any documents prepared by Allspring or ISS that were material to making a proxy voting decision

Such proxy voting books and records shall be maintained for a period of six years.

Disclosure of Policies and Procedures and Voting Results

These Policies and Procedures or a summary thereof are disclosed on Allspring’s website and as required in relevant regulatory documents.

Upon client request, Allspring will provide clients with proxy statements and any records as to how Allspring voted proxies on their behalf. Clients may contact their relationship manager, call Allspring at 1-866-259-3305 or e-mail: allspring.clientadministration@allspringglobal.com to request a record of proxies voted on their behalf.

Allspring discloses proxy voting results in periodic regulatory reports as required by applicable law. In addition, Allspring may disclose high-level proxy voting statistics in materials on its website. Allspring does not disclose to any issuer or third party how its separate account client proxies are voted.

Approved by PGC: 14 February 2025

Effective date: 1 March 2025

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS (as of August 31, 2025)

Kent Newcomb, CFA

Senior Portfolio Manager, Rising Dividend Equity - Kent Newcomb is a senior portfolio manager and co-head of the Rising Dividend Equity team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Prior to his current role, he had research responsibilities for the firm’s DSIP list and the industrials and utilities sectors. Earlier in his career, he served as an equity analyst for A.G. Edwards. Kent began his investment industry career in 1985. He earned a bachelor’s degree in economics from Northwestern University and a master’s degree in business administration with an emphasis in finance from Washington University. Kent has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of CFA Institute and CFA Society St. Louis.

Michael Schueller, CFA

Senior Portfolio Manager, Plus Fixed Income - Michael (Mike) Schueller is a senior portfolio manager and co-leads U.S. high yield for the Plus Fixed Income team at Allspring Global Investments. In this capacity, he has oversight and portfolio management responsibilities for separate accounts, mutual funds, and commingled vehicles across a range of strategies. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He joined WFAM as a senior investment research analyst from Strong Capital Management, where he held a similar position. Mike rejoined Strong in 2000, having left the firm to start a trust department for Community Bank & Trust in Sheboygan, Wisconsin. Before that, he served as associate counsel for Strong’s legal department. Prior to this, Mike practiced law with Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C., in Milwaukee, specializing in corporate reorganizations, mergers, and acquisitions. He began his investment industry career in 1998. Mike earned a bachelor’s degree in economics from the University of Minnesota and a law degree from the University of Wisconsin, Madison. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Andy Smith, CFA

Portfolio Analyst, Rising Dividend Equity - Andy Smith is a portfolio manager for the Rising Dividend Equity team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Before joining WFAM, Andy served as an analyst for Edward Jones, where he covered various sectors and investments, including industrials, fixed income, and utilities. Preceding this, Andy worked at A. G. Edwards as a portfolio reviewer and later served as an analyst. He began his investment industry career in 1996. Andy earned a bachelor’s degree in business administration with an emphasis in marketing and a master’s degree in business administration with an emphasis in management from the University of Missouri. Andy has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of CFA Institute and CFA Society St. Louis.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies (including the Fund) and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent fiscal year ended August 31, 2025.

Kent Newcomb

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	2	0	1
Total assets of above accounts (millions)	$453.56	$0.00	$0.15

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Michael J. Schueller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	17	6	26
Total assets of above accounts (millions)	$18,390.56	$921.05	$1,177.25

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	1
Total assets of above accounts (millions)	$0.00	$0.00	$157.15

Andy Smith

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	2	0	0
Total assets of above accounts (millions)	$453.56	$0.00	$0.00

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Allspring Investments.

Allspring Global Investments, LLC (“Allspring Investments”) Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Allspring Investments.

The compensation structure for Allspring Investments’ Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to surveys, Allspring Investments also considers prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope, and assets under management when determining his/her total compensation. In addition, Portfolio Managers who meet the eligibility requirements may participate in our 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Allspring Investments’ investment incentive program plays an important role in aligning the interests of its Portfolio Managers, investment team members, clients, and shareholders. Incentive awards for Portfolio Managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3 and 5 year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.

Once determined, incentives are awarded to Portfolio Managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long-term portion of incentives generally carry a pro-rated vesting schedule over a 3 year period. For many of its Portfolio Managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

As an independent firm, approximately 20% of Allspring Group Holdings, LLC (of which Allspring Investments is a subsidiary) is owned by employees, including Portfolio Managers.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of August 31, 2025:

Kent Newcomb	None
Michael J. Schueller	None
Andy Smith	None

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
9/1/2024 to 9/30/2024	24,666	$10.95	24,666	216,600
10/1/2024 to 10/31/24	24,240	11.14	24,240	192,360
11/1/2024 to 11/30/2024	8,251	10.43	8,251	184,109
12/1/2024 to 12/31/2024	20,419	10.84	20,419	163,690
1/1/2025 to 1/31/2025	25,556	10.98	25,556	421,359
2/1/2025 to 2/28/2025	17,872	11.21	17,872	403,487
3/1/2025 to 3/31/2025	28,432	10.85	28,432	375,055
4/1/2025 to 4/30/2025	17,165	10.55	17,165	357,890
5/1/2025 to 5/31/2025	14,631	11.12	14,631	343,259
6/1/2025 to 6/30/2025	923	11.44	923	342,336
7/1/2025 to 7/31/2025	0	0.00	0	342,336
8/1/2025 to 8/31/2025	0	0.00	0	342,336
Total	182,155	10.95	182,155	324,336

On November 14, 2024, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2025 and ending on December 31, 2025. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 16. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Utilities and High Income Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION

Not applicable.

ITEM 19. EXHIBITS

(a)(1)	Code of Ethics.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2022.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2022.

(c)	Section 19(a) notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Utilities and High Income Fund

By:	/s/ John Kenney
John Kenney
President (Principal Executive Officer)

Date:	October 23, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Utilities and High Income Fund

By:	/s/ John Kenney
John Kenney
President (Principal Executive Officer)

Date:	October 23, 2025

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer (Principal Financial Officer)

Date: October 23, 2025